SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On June 30, 2005 Otter Tail Corporation completed the sale of its subsidiary Midwest Information Systems, Inc. to Arvig Enterprises, Inc. Arvig Enterprises, Inc. is a full-service telecommunications company headquartered in Perham, MN, serving communities in West Central and Central Minnesota. A press release issued on July 1, 2005 related to this sale is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

     (c)  Exhibits

     99.1       Press Release issued July 1, 2005

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: July 5, 2005	By /s/ George A. Koeck
George A. Koeck
Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated July 1, 2005

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